UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2006
R.H. DONNELLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-07155	13-2740040
(State or other jurisdiction	(Commission	(I.R.S. Employer Identification No.)
of incorporation)	File Number)

1001 Winstead Drive, Cary NC	27513
(Address of principal	(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (919) 297-1600
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of Material Definitive Agreement; and
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On May 3, 2006, R.H. Donnelley Corporation (“we” or the “Company”) issued a press release announcing that George A. Burnett had resigned from the Company’s Board of Directors, as well as the Company’s Chairman of the Board. Mr. Burnett resigned to spend more time with family and focus on other career interests. The Company also announced that David C. Swanson, its present Chief Executive Officer and a director, had been appointed Chairman of the Board to replace Mr. Burnett. A copy of that press release is attached hereto as Exhibit 99.1.
In light of Mr. Burnett’s departure, the Board also resolved to decrease the size of the Board from 13 to 12.
Pursuant to Mr. Burnett’s employment agreement with the Company dated as of February 21, 2006, which provided for these payments in the event of his voluntary resignation, the Company will be obligated to pay Mr. Burnett pro rata bonus and severance in the approximate amount of $1.7 million. Mr. Burnett will continue to be subject to certain confidentiality, non-disparagement, non-competition and non-solicitation provisions pursuant to his employment agreement. Mr. Burnett’s employment agreement terminated by its terms as of May 3, 2006 upon Mr. Burnett’s voluntary resignation. The foregoing description of certain portions of Mr. Burnett’s employment agreement is qualified in its entirety by reference to the full text of that employment agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference thereto.
The effective date of all of these events was May 3, 2006.
Item 9.01 Financial Statement and Exhibits
     (d) Exhibits

Exhibit Number	Exhibit Description

10.1	Employment Agreement, dated as of February 21, 2006, by and between R.H. Donnelley Corporation and George A. Burnett (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 23, 2006 (Commission File No. 1-07155))

99.1	Press release issued by the Company May 3, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R.H. Donnelley Corporation

	By:	/s/ Robert J. Bush

Robert J. Bush Senior Vice President, General Counsel & Corporate Secretary

Date: May 3, 2006

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Employment Agreement, dated as of February 21, 2006, by and between R.H. Donnelley Corporation and George A. Burnett (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 23, 2006 (Commission File No. 1-07155))

99.1	Press release issued by the Company on May 3, 2006